Exhibit 4.1

POLARIS INDUSTRIES INC.
2100 Highway 55
Medina, MN 55340
(763) 542-0500
Fax: (763) 542-0599

FIRST SUPPLEMENT TO MASTER NOTE PURCHASE
AGREEMENT DATED AS OF DECEMBER 13, 2010

Dated as of December 19, 2013

TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

POLARIS INDUSTRIES INC., a Minnesota corporation (the “Company”), agrees with you as follows:

1.           Background.  The Company entered into a Master Note Purchase Agreement dated as of December 13, 2010 with the purchasers listed in Schedule A thereto, as such agreement has been amended through the date hereof (the “Note Purchase Agreement”) providing for the issuance by the Company of up to $200,000,000  aggregate principal amount of Notes in series.  Pursuant to the Note Purchase Agreement, the Company has issued $100,000,0000 aggregate principal amount of Series 2011 Notes.  Capitalized terms used but not defined herein have the meanings ascribed in the Note Purchase Agreement.

2.           Authorization of the New Series of Additional Notes.  The Company has authorized the issue and sale of $100,000,000 aggregate principal amount of Additional Notes to be designated as its 3.13% Senior Notes, Series 2013, due December 21, 2020 (the “Series 2013 Notes”). The Series 2013 Notes, together with the Series 2011 Notes heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement).  The Series 2013 Notes shall be substantially in the form set out in Exhibit 1 to this First Supplement (this “Supplement”), with such changes therefrom, if any, as may be approved by you and each of the other Purchasers named in the attached Schedule A (the “Other Purchasers”) and the Company.

3.           Sale and Purchase of Series 2013 Notes.  Subject to the terms and conditions of this Supplement and the Note Purchase Agreement, the Company will issue and sell to you and the Other Purchasers, and you and each of the Other Purchasers will purchase from the Company, at the Closing provided for in Section 4, Series 2013 Notes in the principal amount specified opposite your respective names in the attached Schedule A at the purchase price of 100% of the principal amount thereof.  Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

4.           Closing.  The sale and purchase of the Series 2013 Notes to be purchased by the Purchasers shall occur at the offices of Foley & Lardner LLP, 321 N. Clark Street, Suite 2800, Chicago, Illinois 60654 at 9:00 a.m., Chicago time, at a closing (the “Closing”) on December 19, 2013 or on such other Business Day thereafter on or prior to December 31, 2013 as may be agreed upon by the Company and you and the Other Purchasers.  At the Closing the Company will deliver to you the Series 2013 Notes to be purchased by you in the form of a single Note (or such greater number of Series 2013 Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 1702 2513 9170 at U.S. Bank National Association, Global Trade Services, U.S. Bancorp Center, 800 Nicollet Mall, BG-MN-H20G, Minneapolis, Minnesota 55402, ABA No. 091000022.  If at the Closing the Company fails to tender such Series 2013 Notes to you as provided above in this Section 4, or any of the conditions specified in Section 5 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Supplement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

5.           Conditions to Closing.  Your obligation to purchase and pay for the Series 2013 Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified, and to the following additional conditions:

(a)           Except as supplemented, amended or superseded by the representations and warranties set forth in Schedule 6 to this Supplement, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of the Closing, or, if any such representation or warranty speaks as of a specific date, as of such date, and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of such Closing certifying that such condition has been fulfilled;

(b)           References in Section 4 of the Note Purchase Agreement (other than Section 4.1 thereof) to the “Closing” shall be deemed to refer to the Closing, as such term is defined in this Supplement;

(c)           The reference in Section 4.3 of the Note Purchase Agreement to the resolutions “relating to the authorization, execution and delivery of the Notes and this Agreement” shall be deemed to be a reference to the Series 2013 Notes issued at the Closing and this Supplement; and

(d)           The reference in Section 4.12 of the Note Purchase Agreement to “this Agreement” shall be deemed to be a reference to this Supplement.

(e)           You have received a fully executed counterpart to the Intercreditor Agreement, as amended and restated through the date hereof.

6.           Representations and Warranties of the Company.  The Company represents and warrants to you that each of the representations and warranties contained in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof (unless limited to an earlier date, in which case, as of such earlier date) (i) except that all references to “Purchaser” and “you” therein shall be deemed to refer to you and the Other Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Note Purchase Agreement as supplemented by this Supplement, and all references to “Notes” therein shall be deemed to include the Series 2013 Notes, and (ii) except for changes to such representations and warranties or the Schedules referred to therein that are set forth in the attached Schedule 6.

7.           Representations of the Purchasers.  You confirm to the Company that the representations and agreements set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement are true and correct as to you.

8.           Prepayment of the Series 2013 Notes.   No regularly scheduled prepayments are due on the Series 2013 Notes prior to their stated maturity.  For the avoidance of doubt, the provisions of Section 8 of the Note Purchase Agreement shall apply to the Series 2012 Notes.

9.           Applicability of Note Purchase Agreement.  Except as otherwise expressly provided herein (and expressly permitted by the Note Purchase Agreement), all of the provisions of the Note Purchase Agreement are incorporated by reference herein and shall apply to the Series 2013 Notes as if expressly set forth in this Supplement.

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.  This Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

POLARIS INDUSTRIES INC.

By:
Name:	Michael W. Malone
Title:	Vice President - Finance and Chief
Financial Officer

The foregoing is agreed
to as of the date thereof.

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	ING Investment Management LLC, as Agent

By:
Name:
Title:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:
Name:
Title:	Authorized Representative

METLIFE ALICO LIFE INSURANCE K.K.

By:	MetLife Investment Management, LLC,
Its Investment Manager

By:
Name:
Title:

ALLIANZ GLOBAL RISKS US INSURANCE COMPANY

By:
Name:
Title:

FIREMAN’S FUND INSURANCE COMPANY

By:	Allianz Investment Management LLC,
as the authorized signatory and investment manager

By:
Name:
Title:

AMERICAN UNITED LIFE INSURANCE COMPANY

By:
Name:
Title:

THE PHOENIX INSURANCE COMPANY

By:
Name:
Title:

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

ING USA ANNUITY AND LIFE INSURANCE COMPANY	$5,900,000

Register Notes in name of:  ING USA ANNUITY AND LIFE INSURANCE COMPANY

1.	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#:  021000018

Account:	IOC 566/INST'L CUSTODY (for scheduled
principal and interest payments)
or
IOC 565/INST'L CUSTODY (for all payments
other than scheduled principal and interest)

For further credit to:  ING USA/Acct. 136373
Reference:  731068 A#9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Operations/Settlements
Fax:  (770) 690-4886

3.	Original notes delivered to:

The Bank of New York Mellon
One Wall Street
Window A - 3rd Floor
New York, NY  10286

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Lindy Freitag
Email:  linda.freitag@inginvestment.com

4.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Private Placements
Fax:  (770) 690-5057

5.	Address for e-mail notices: linda.freitag@inginvestment.com

6.	Tax ID No.: 41-0991508

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

RELIASTAR LIFE INSURANCE COMPANY	$4,400,000

Register Notes in name of:  RELIASTAR LIFE INSURANCE COMPANY

1.	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#:  021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled
principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments
other than scheduled principal and interest)

For further credit to:  RLIC/Acct. 187035
Reference:  731068 A#9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Operations/Settlements
Fax:  (770) 690-4886

3.	Original notes delivered to:

The Bank of New York Mellon
One Wall Street
Window A - 3rd Floor
New York, NY  10286

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Lindy Freitag
Email:  linda.freitag@inginvestment.com

4.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Private Placements
Fax:  (770) 690-5057

5.	Address for e-mail notices: linda.freitag@inginvestment.com

6.	Tax ID No.: 41-0451140

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

ING LIFE INSURANCE AND ANNUITY COMPANY	$9,600,000

Register Notes in name of:  ING LIFE INSURANCE AND ANNUITY COMPANY

1.	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#:  021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled
principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments
other than scheduled principal and interest)

For further credit to:  ILIAC/Acct. 216101
Reference:  731068 A#9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Operations/Settlements
Fax:  (770) 690-4886

3.	Original notes delivered to:

The Bank of New York Mellon
One Wall Street
Window A - 3rd Floor
New York, NY  10286

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Lindy Freitag
Email:  linda.freitag@inginvestment.com

4.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Private Placements
Fax:  (770) 690-5057

5.	Address for e-mail notices: linda.freitag@inginvestment.com

6.	Tax ID No.: 71-0294708

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

SECURITY LIFE OF DENVER INSURANCE COMPANY	$7,100,000

Register Notes in name of: SECURITY LIFE OF DENVER INSURANCE COMPANY

1.	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#:  021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled
principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments
other than scheduled principal and interest)

For further credit to:  SLD/Acct. 178157
Reference:  731068 A#9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Operations/Settlements
Fax:  (770) 690-4886

3.	Original notes delivered to:

The Bank of New York Mellon
One Wall Street
Window A - 3rd Floor
New York, NY  10286

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Lindy Freitag
Email:  linda.freitag@inginvestment.com

4.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Private Placements
Fax:  (770) 690-5057

5.	Address for e-mail notices: linda.freitag@inginvestment.com

6.	Tax ID No.: 84-0499703

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased
ING USA ANNUITY AND LIFE INSURANCE COMPANY	$500,000

Register Notes in name of:  ING USA ANNUITY AND LIFE INSURANCE COMPANY

1.	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#:  021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled
principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments
other than scheduled principal and interest)

For further credit to:  ING USA - SLDI/Acct. 179369
Reference:  731068 A#9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Operations/Settlements
Fax:  (770) 690-4886

With a copy to:

The Bank of New York
Insurance Trust Dept.
101 Barclay 8 West
New York, NY 10286
Attn.: Bailey Eng
Baileyeng@bankofny.com

3.	Original notes delivered to:

The Bank of New York Mellon
One Wall Street
Window A - 3rd Floor
New York, NY  10286

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Lindy Freitag
Email:  linda.freitag@inginvestment.com

4.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Private Placements
Fax:  (770) 690-5057

5.	Address for e-mail notices: linda.freitag@inginvestment.com

6.	Tax ID No.: 41-0991508

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK	$200,000

Register Notes in name of:  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

1.	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#:  021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled
principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments
other than scheduled principal and interest)

For further credit to:  RLNY/Acct. 187038
Reference:  731068 A#9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Operations/Settlements
Fax:  (770) 690-4886

3.	Original notes delivered to:

The Bank of New York Mellon
One Wall Street
Window A - 3rd Floor
New York, NY  10286

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Lindy Freitag
Email:  linda.freitag@inginvestment.com

4.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Private Placements
Fax:  (770) 690-5057

5.	Address for e-mail notices: linda.freitag@inginvestment.com

6.	Tax ID No.: 53-0242530

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

SECURITY LIFE OF DENVER INSURANCE COMPANY	$200,000

Register Notes in name of: SECURITY LIFE OF DENVER INSURANCE COMPANY

1.	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#:  021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled
principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments
other than scheduled principal and interest)

For further credit to:  SLD/Acct. 178165

Reference:  731068 A#9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Operations/Settlements
Fax:  (770) 690-4886

3.	Original notes delivered to:

The Bank of New York Mellon
One Wall Street
Window A - 3rd Floor
New York, NY  10286

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Lindy Freitag
Email:  linda.freitag@inginvestment.com

4.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Private Placements
Fax:  (770) 690-5057

5.	Address for e-mail notices: linda.freitag@inginvestment.com

6.	Tax ID No.: 84-0499703

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

RELIASTAR LIFE INSURANCE COMPANY	$100,000

Register Notes in name of: RELIASTAR LIFE INSURANCE COMPANY

1.	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#:  021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled
principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments
other than scheduled principal and interest)

For further credit to:  RLIC REIN/Acct. 301612
Reference:  731068 A#9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Operations/Settlements
Fax:  (770) 690-4886

3.	Original notes delivered to:

The Bank of New York Mellon
One Wall Street
Window A - 3rd Floor
New York, NY  10286

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Lindy Freitag
Email:  linda.freitag@inginvestment.com

4.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA  30327-4347
Attn:  Private Placements
Fax:  (770) 690-5057

5.	Address for e-mail notices: linda.freitag@inginvestment.com

6.	Tax ID No.: 41-0451140

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY	$28,000,000

Register Notes in name of:  THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

1.	All scheduled payments of principal and interest

by wire transfer of immediately available funds to:

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company.
E-mail:  payments@northwesternmutual.com
Phone: (414) 665-1679

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

2.	All notices of payments and written confirmations of such wire transfers:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Investment Operations
E-mail: payments@northwesternmutual.com
Phone: (414) 665-1679

3.	Original notes delivered to:

The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Matthew E. Gabrys

4.	All other communications:

The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department E-mail: privateinvest@northwesternmutual.com

5.	Address for e-mail notices:

privateinvest@northwesternmutual.com

6.	Tax ID No. 39-0509570

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

METLIFE ALICO LIFE INSURANCE K.K.	$10,000,000

4-1-3, Taihei, Sumida-ku
Tokyo, 130-0012 JAPAN

Register Notes in name of:  METLIFE ALICO LIFE INSURANCE K.K.

1.	All scheduled payments of principal and interest

by wire transfer of immediately available funds to:

Bank Name:	Citibank New York
ABA Routing #:	021000089
DDA:	30857793
Account Name:	METLIFE ALICO PP GGA
Ref:	Polaris Industries Inc. 3.13% due 12/19/20

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.  For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

2.	All notices of payments and written confirmations of such wire transfers:

Alico Asset Management Corp. (Japan)
Administration Department
ARCA East 7F, 3-2-1 Kinshi
Sumida-ku, Tokyo 130-0013 Japan
Attention:   Administration Dept. Manager
Email:  saura@metlife.co.jp

With a copy to:

MetLife Investment Management, LLC
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile: (973) 355-4250

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Investment Management, LLC
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

3.	Original notes delivered to:

MetLife Investment Management, LLC
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Thomas Pasuit, Esq.

4.	All other communications:

Alico Asset Management Corp. (Japan)
Administration Department
ARCA East 7F, 3-2-1 Kinshi
Sumida-ku, Tokyo 130-0013 Japan
Attention:   Administration Dept. Manager
Email:  saura@metlife.co.jp

With a copy to:

MetLife Investment Management, LLC
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile: (973) 355-4250

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Investment Management, LLC
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

5.	Address for e-mail notices: saura@metlife.co.jp

6.	Tax ID No. 98-1037269 (USA) and 00661996 (Japan)

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

METLIFE ALICO LIFE INSURANCE K.K.	$10,000,000

4-1-3, Taihei, Sumida-ku
Tokyo, 130-0012 JAPAN

Register Notes in name of:  METLIFE ALICO LIFE INSURANCE K.K.

7.	All scheduled payments of principal and interest

by wire transfer of immediately available funds to:

Bank Name:	Citibank New York 111 Wall Street, New York, New York 10005 (USA)
ABA Routing #:	021000089
Acct No./DDA:	30872002
Acct Name:	METLIFE ALICO PP NON-GGA
Ref:	Polaris Industries Inc. 3.13% due 12/19/20

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.  For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

8.	All notices of payments and written confirmations of such wire transfers:

Alico Asset Management Corp. (Japan)
Administration Department
ARCA East 7F, 3-2-1 Kinshi
Sumida-ku, Tokyo 130-0013 Japan
Attention:   Administration Dept. Manager
Email:  saura@metlife.co.jp

With a copy to:

MetLife Investment Management, LLC
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile: (973) 355-4250

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Investment Management, LLC
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

9.	Original notes delivered to:

MetLife Investment Management, LLC
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Thomas Pasuit, Esq.

10.	All other communications:

Alico Asset Management Corp. (Japan)
Administration Department
ARCA East 7F, 3-2-1 Kinshi
Sumida-ku, Tokyo 130-0013 Japan
Attention:   Administration Dept. Manager
Email:  saura@metlife.co.jp

With a copy to:

MetLife Investment Management, LLC
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile: (973) 355-4250

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Investment Management, LLC
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

11.	Address for e-mail notices: saura@metlife.co.jp

12.	Tax ID No. 98-1037269 (USA) and 00661996 (Japan)

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

ALLIANZ GLOBAL RISKS US INSURANCE COMPANY	$5,000,000

Register Notes in name of:  MAC & CO., LLC

1.	All scheduled payments of principal and interest

by wire transfer of immediately available funds to:

MAC & CO., LLC
The Bank of New York Mellon
ABA # 011001234
BNY Mellon Account No. AZAF6100032
DDA 0000125261
Cost Center 1253
Re: “Accompanying Information” below
For Credit to Portfolio Account:  AGR US3 AZAF6100032

Name of Issuer:	Polaris Industries, Inc.

Description of Security:	$5,000,000 3.13% Senior Notes, Series 2013 due December 21, 2020

PPN:	731068 A#9

Due Date and Application (as among principal, make whole and interest) of the payment being made:

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

2.	All notices of payments and written confirmations of such wire transfers:

Allianz Global Risks US Insurance Company
c/o Allianz Investment Management
Attn: Private Placements
55 Greens Farms Road
Westport, Connecticut  06880
Phone: 203-221-8580
Email: ppt@allianzlife.com

With a copy to:
Kathy Muhl
Supervisor – Income Group
The Bank of New York Mellon
Three Mellon Center – Room 153-1818
Pittsburgh, Pennsylvania  15259
Phone: 412-234-5192
Email: kathy.muhl@bnymellon.com

3.	Original notes delivered to:

Mellon Securities Trust Company One Wall Street 3rd Floor Receive Window C New York, NY 10286 For Credit to: Allianz Global Risks US Insurance Company, AGR US3 AZAF6100032

4.	All other communications:

Allianz Global Risks US Insurance Company c/o Allianz Investment Management Attn: Private Placements 55 Greens Farms Road Westport, Connecticut 06880 Phone: 203-221-8580 Email: ppt@allianzlife.com

5.	Address for e-mail notices:

ppt@allianzlife.com

6.	Tax ID No. 95-3187355

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

FIREMAN’S FUND INSURANCE COMPANY	$5,000,000

Register Notes in name of: MAC & CO., LLC

1.	All scheduled payments of principal and interest

by wire transfer of immediately available funds to:

MAC & CO., LLC
The Bank of New York Mellon
ABA # 011001234
BNY Mellon Account No. AZAF0010112
DDA 0000125261
Cost Center 1253
Re: “Accompanying Information” below
For Credit to Portfolio Account:  FFIC Special Investments   AZAF0010112

Name of Issuer:	Polaris Industries, Inc.

Description of Security:	$5,000,000 3.13% Senior Notes, Series 2013 due December 21, 2020

PPN:	731068 A#9

Due Date and Application (as among principal, make whole and interest) of the payment being made:

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

2.	All notices of payments and written confirmations of such wire transfers:

Fireman’s Fund Insurance Company
c/o Allianz Investment Management
Attn: Private Placements
55 Greens Farms Road
Westport, Connecticut  06880
Phone: 203-221-8580
Email: ppt@allianzlife.com

With a copy to:
Kathy Muhl
Supervisor – Income Group
The Bank of New York Mellon
Three Mellon Center – Room 153-1818
Pittsburgh, Pennsylvania  15259
Phone: 412-234-5192
Email: kathy.muhl@bnymellon.com

3.	Original notes delivered to:

Mellon Securities Trust Company One Wall Street 3rd Floor Receive Window C New York, NY 10286 For Credit to: Fireman’s Fund Insurance Company, FFIC Special Investments AZAF0010112

4.	All other communications:

Allianz Life Insurance Company of North America
c/o Allianz Investment Management
Attn:  Private Placements
55 Greens Farms Road
Westport, Connecticut  06880
Phone: 203-221-8580
Email: ppt@allianzlife.com

5.	Address for e-mail notices:

ppt@allianzlife.com

6.	Tax ID No. 94-1610280

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

AMERICAN UNITED LIFE INSURANCE COMPANY	$9,000,000

Register Notes in name of:  AMERICAN UNITED LIFE INSURANCE COMPANY

1.	All scheduled payments of principal and interest

by wire transfer of immediately available funds to:

AMERICAN UNITED LIFE INSURANCE COMPANY
Bank of New York
ABA #:  021000018
Credit Account:  GLA111566
Account Name: American United Life Insurance Company
Account #:  186683
P & I Breakdown:  (Insert)
Re:  (Insert CUSIP/PPN and credit name here)

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the  full description of the note(s) and the payment date.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

2.	All notices of payments and written confirmations of such wire transfers:

American United Life Insurance Company
Attn:  Mike Bullock, Securities Department
One American Square, Suite 305W
Post Office Box 368
Indianapolis, IN 46206

3.	Original notes delivered to:

Bank of New York
One Wall Street, 3rd Floor
New York, NY 10286
Re:  American United Life Insurance Company, Account # 186683
Attn:  Anthony Saviano/Window A
cc:  Michele Morris/NYC Physical Desk on all correspondence

4.	All other communications:

American United Life Insurance Company Attn: Mike Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, IN 46206

5.	Address for e-mail notices: Mike.Bullock@OneAmerica.com

6.	Tax ID No. 35-0145825

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2013 Notes to be Purchased

THE PHOENIX INSURANCE COMPANY c/o Travelers Companies, Inc. 9275-NB11B 385 Washington Street St. Paul, Minnesota 55102-1396	$5,000,000

Register Notes in name of:  THE PHOENIX INSURANCE COMPANY

1.
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "_____________" and as to  interest rate, security description, maturity date, Private Placement Number, principal, premium or interest”) to:

JP Morgan Chase Bank
ABA #021000021
Wire Account Name: Travelers Indemnity Company - Private Placements Wire Account Number: 323954448

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

2.	All notices of payments and written confirmations of such wire transfers:

The Phoenix Life Insurance Company
c/o Travelers Companies, Inc.
9275-NB11B
385 Washington Street
St. Paul, Minnesota 55102-1396

3.	Original notes delivered to:

Nicole Ankeny
Senior Counsel
The Travelers Companies, Inc.
MC 9275-NB16L
385 Washington Street
St. Paul, MN 55102

4.	All other communications:

The Phoenix Life Insurance Company
c/o Travelers Companies, Inc.
9275-NB11B
385 Washington Street
St. Paul, Minnesota 55102-1396

5.	Address for e-mail notices: fixedincomeinvestments@travelers.com

6.	Tax ID No. 06-0303275

Schedule 6 to
First Supplement

EXCEPTIONS TO REPRESENTATIONS
AND WARRANTIES

The Company represents and warrants to you that each of the representations and warranties contained in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof (unless limited to an earlier date, in which case, as of such earlier date) (i) except that all references to “Purchaser” and “you” therein shall be deemed to refer to you and the Other Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Note Purchase Agreement as supplemented by this Supplement, and all references to “Notes” therein shall be deemed to include the Series 2013 Notes, and (ii) except for changes to such representations and warranties or the Schedules referred to therein that are set forth hereafter or in the attached Schedules 5.3, 5.4, 5.5, 5.15 and 10.4.  The Company further represents and warrants as follows (the Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement that are modified hereby):

5.3	Disclosure.

The Company, through its agent, Banc of America Securities LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated October 2013 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries as of the date of this Supplement.  The Note Purchase Agreement, this Supplement, the Memorandum (including the Company’s SEC filings referred to therein) and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (the Agreement, this  Supplement, the Memorandum (including the Company’s SEC filings referred to therein) and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to October 25, 2013 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.  Except as disclosed in the Disclosure Documents, since December 31, 2012, there has been no change in the financial condition, operations or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

5.4       Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of:  (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its Equity Interests outstanding owned by the Company and each Subsidiary and whether such Subsidiary is a guarantor under the Credit Agreement, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

(b) All of the outstanding Equity Interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to, any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate, partnership or limited liability company law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding Equity Interests of such Subsidiary.

5.5       Financial Statements.

The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

5.9           Taxes.

The Company and its Subsidiaries have filed all Federal and other Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.  The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2010.

5.12     Compliance with ERISA.

    (a)  The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

    (b)The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

    (c)The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

    (d)The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

    (e)The execution and delivery of this Supplement and the issuance and sale of the Series 2013 Notes to you hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Series 2013 Notes to be purchased by you.

5.13      Private Offering by the Company.

Neither the Company nor anyone acting on its behalf has offered the Series 2013 Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you and the Other Purchasers and not more than 10 other Institutional Investors, each of which has been offered the Series 2013 Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2013 Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

5.14      Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the Notes to repay a portion of its revolving credit facility that was used to finance a portion of the repurchase price for a block of shares of common stock of the Company.  No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15  Existing Indebtedness; Future Liens.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of September 30, 2013, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or any Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 10.4, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.

Schedule 5.3 to Supplement

DISCLOSURE

(a) Polaris Industries Inc. Private Placement Memorandum dated October, 2013 and the Company’s SEC filings referred to therein.

(b) Polaris Industries Inc. Investor Presentation slides dated October 15, 2013.

(c) Polaris Industries Inc. Annual Reports on Form 10-K for the fiscal years ended December 31, 2008, 2009, 2010, 2011 and 2012 (exhibits to reports not included).

(d) Polaris Industries Inc. Annual Reports to Shareholders for the fiscal years ended December 31, 2011 and 2012.

(e) Polaris Industries Inc. Current Report on Form 8-K dated November 12, 2013.

(f) Polaris Industries Inc. Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013.

(g) Polaris Industries Inc. 2013-2014 Due Diligence Operating Review slides dated December 4, 2013.

Schedule 5.4 to Supplement

SUBSIDIARIES; AFFILIATES

	Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	Gurantor under the Credit Agreement
1.	Polaris Acceptance Inc.	Minnesota	Corporation	Polaris Industries Inc. (MN)	100.00%	Yes
2.	Polaris Industries Inc.	Delaware	Corporation	Polaris Industries Inc. (MN)	100.00%	Yes
3.	Polaris Industries Manufacturing LLC	Minnesota	Limited Liability Company	Polaris Industries. (DE)	100.00%	Yes
4.	Polaris Sales Inc.	Minnesota	Corporation	Polaris Industries Inc. (DE)	100.00%	Yes
5.	Polaris Direct Inc.	Minnesota	Corporation	Polaris Sales Inc.	100.00%	Yes
6.	Polaris Insurance Services LLC	Minnesota	Limited Liability Company	Polaris Industries Inc. (DE)	100.00%	Yes
7.	Polaris Sales Europe Inc.	Minnesota	Corporation	Polaris Sales Inc.	100.00%	Yes
8.	Indian Motorcycle Company	Delaware	Corporation	Polaris Industries Inc. (DE)	100.00%	Yes
9.	Indian Motorcycle International, LLC	Delaware	Limited Liability Company	Polaris Industries Inc. (DE)	100.00%	Yes
10.	Indian Motorcycle USA LLC	Delaware	Limited Liability Company	Indian Motorcycle International, LLC	100.00%	Yes
11.	Resilient Technologies LLC	Wisconsin	Limited Liability Company	Polaris Industries Inc. (DE)	100.00%	Yes
12.	Teton Outfitters, LLC	Idaho	Limited Liability Company	Polaris Sales Inc.	100.00%	Yes
13.	Polaris Industries Holdco LP	Cayman Islands	Limited Partnership	Polaris Sales Inc.	100.00%	No
14.	Polaris Industries Ltd.	Manitoba, Canada	Corporation	Polaris Industries Inc. (DE)	100.00%	No
15.	Polaris Sales Australia Pty Ltd.	Australia	Corporation	Polaris Sales Inc.	100.00%	No
16.	Polaris Britain Limited	United Kingdom	Corporation	Polaris Industries Holdco LP	100.00%	No
17.	Polaris Scandinavia AB	Sweden	Corporation	Polaris Britain Limited	100.00%	No
18.	Polaris Norway AS	Norway	Corporation	Polaris Scandinavia AB	100.00%	No
19.	Polaris France	France	Corporation	Polaris Britain Limited	100.00%	No
20.	Goupil Industrie S.A.	France	Corporation	Polaris France	100.00%	No
21.	Polaris Germany GmbH	Germany	GmbH	Polaris Britain Limited	100.00%	No
22.	Polaris Sales Spain, S.L.	Spain	SL	Polaris Britain Limited	100.00%	No
23.	Polaris Sales Europe Sarl	Switzerland	Sarl	Polaris Britain Limited	100.00%	No
24.	swissauto powersport LLC	Switzerland	Sarl	Polaris Sales Europe Inc.	100.00%	No
25.	North Pole Star, S. de R.L. de C.V.	Mexico	Limited Liability Company	Polaris Sales Europe Sarl	99.00%	No
				Polaris France	1.00%	No
26.	Victory Motorcycles Australia Pty Ltd.	Australia	Corporation	Polaris Sales Australia Pty Ltd.	100.00%	No
27.	Polaris Poland Sp. z o.o	Poland	Limited Liability Company	Polaris Finance Co Sarl	100.00%	No

Other Subsidiaries

	Name	Jurisdiction	Type of Entity	Parent	Percentage Ownership	Gurantor under the Credit Agreement
28.	Polaris of Brazil Import and Trade of Vehicles and Motorcycles LLC	Brazil	Limited Liability Company	Polaris Sales Inc.	100.00%	No
29.	Polaris Limited China	China	Limited Liability Company	Polaris Sales Inc.	100.00%	No
30.	Polaris India Private Ltd.	India	Corporation	Polaris Sales Inc.	100.00%	No
31.	Polaris Industries LLC	Delaware	Limited Liability Company	Polaris Sales Inc.	99.99%	No
				Polaris Industries Holdco LP	.01%
32.	KLIM Europe Aps	Denmark	PVT Limited Company	Teton Outfitters, LLC	100.00%	No
33.	Eicher Polaris Private Ltd.	India	Corporation	Polaris Industries Inc. (DE)	50.00%	No
34.	Polaris Sales Mexico, S. de R.L. de C.V.	Mexico	Limited Liability Company	Polaris Industries Inc. (DE)	99.00%	No
				Polaris Sales Inc.	1.00%
35.	Polaris Finance Co Sarl	Luxembourg	Sarl	Polaris Industries Holdco LP	100.00%	No
36.	A.M. Holding S.A.S.	France	Corporation	Polaris France	100.00%	No
37.	KLIM Europe Sarl	Switzerland	Sarl	Polaris Sales Europe Sarl	100.00%	No
38.	Aixam-Mega S.A.S.	France	SAS	A.M. Holding S.A.S.	100.00%	No
39.	Compagnie Industrielle du Vercors SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	No
40.	Carmetal SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	No
41.	Carmax SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	No
42.	Mega Production S.A.	France	SA à conseil d'administration	Aixam-Mega S.A.S.	100.00%	No
43.	Aixam Production SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	No
44.	FAM SAS	France	SAS	A.M. Holding S.A.S.	100.00%	No
45.	Aixam Mega Ltd.	United Kingdom	Limited company	Aixam-Mega S.A.S.	100.00%	No
46.	Aixam Mega Nederland BV	Netherlands	B.V	Aixam-Mega S.A.S.	100.00%	No
47.	Aixam Mega Italia S.R.L.	Italy	Societa a responsabilita limitata	Aixam-Mega S.A.S.	100.00%	No
48.	Aixam-Mega Iberica, S.L.	Spain	S.L. Sociedad unipersonal	Aixam-Mega S.A.S.	100.00%	No
49.	Aixam Lusitana Sociedade De Comercialzacae de Automoveis, S.A.	Portugal	Sociedade anonima	Aixam-Mega S.A.S.	100.00%	No
50.	AIXAM Mega GmbH	Austria	GmbH	Aixam-Mega S.A.S.	100.00%	No
51.	Aixam Immobilier S.A.S.	France	SAS	Aixam-Mega S.A.S.	100.00%	No
52.	Aixam Mega Engineering SAS	France	SAS	Aixam-Mega S.A.S.	100.00%	No
53.	SCI GEB	France	Civil company	Aixam Immobilier S.A.S.	100.00%	No
54.	Polaris Luxembourg I Sarl	Luxembourg	Sarl	Polaris Industries. (DE)	100.00%	No
55.	Polaris Luxembourg II Sarl	Luxembourg	Sarl	Polaris Luxembourg I Sarl	100.00%	No
56.	Primordial Inc.	Delaware	Corporation	Polaris Industries. (DE)	100.00%	No

2

5.4(a)(iii)   The Company’s directors and senior officers are:

Directors:

Brian C. Cornell
Bernd F. Kessler
Scott W. Wine
Gary E. Hendrickson
R. M. (Mark) Schreck
William Grant Van Dyke
Annette K. Clayton
John P. Wiehoff
Kevin M. Farr

Senior officers:

Scott W. Wine	Chairman of the Board of Directors and Chief Executive Officer
Bennett J. Morgan	President and Chief Operating Officer
Michael W. Malone	Vice President--Finance and Chief Financial Officer
Todd-Michael Balan	Vice President--Corporate Development
Stacy L. Bogart	Vice President--General Counsel, Compliance Officer and Secretary
Michael D. Dougherty	Vice President--Asia Pacific and Latin America
Stephen L. Eastman	Vice President--Parts, Garments and Accessories
William C. Fisher	Vice President and Chief Information Officer
Matthew J. Homan	Vice President--Europe, Middle East, Africa and Small Vehicles
Michael P. Jonikas	Vice President--Snowmobiles, Sales and Corporate Marketing
Suresh Krishna	Vice President--Global Operations and Integration
David C. Longren	Vice President--Off-Road Vehicles and Off-Road Vehicles Engineering
James P. Williams	Vice President--Human Resources

3

Schedule 5.5 to Supplement

FINANCIAL STATEMENTS

(a) Consolidated balance sheets of the Company and its Subsidiaries as of December 31, 2012, 2011 and 2010, consolidated statements of income of the Company and its Subsidiaries for the years ended December 31, 2012, 2011 and 2010, consolidated statements of shareholders’ equity and comprehensive income of the Company and its Subsidiaries for the years ended December 31, 2012, 2011 and 2010 and consolidated statements of cash flows for the years ended December 31, 2012, 2011 and 2010.

(b) Consolidated balance sheet (unaudited) of the Company and its Subsidiaries as of September 30, 2013, consolidated statements of income (unaudited) of the Company and its Subsidiaries for the three months and nine months ended September 30, 2013 and September 30, 2012 and consolidated statements of cash flows (unaudited) of the Company and its Subsidiaries for the nine months ended September 30, 2013 and September 30, 2012.

Schedule 5.15 to Supplement

EXISTING INDEBTEDNESS

5.15(a)

(1)  Performance Bond from Minnesota Investment Fund between the city of Wyoming and Polaris Industries Inc., a Minnesota corporation, with respect to $180,000 forgivable loan and $96,000 conventional loan.

(2)  The following Surety Bonds:

Bond Number(s)	Principal(s)	Individual Surety Liability Amount	Bond Type	Obligee(s)	Original Inception Date	Bond Effective Date	Bond Expiration Date	Surety(s)
103474790	Polaris Industries Inc.	1,675,000.00	Self Insurer Workers Compensation	State of Iowa	1/1/1999	1/1/2013	1/1/2014	Travelers Casualty and Surety Company of America
103848765	Polaris Industries Inc.	50,000.00	Motor Vehicle Dealer	State of Minnesota	2/21/2003	2/21/2013	2/21/2014	Travelers Casualty and Surety Company of America
104127421	Polaris Industries Inc., Polaris Sales, Inc., Polaris Industries Manufacturing, LLC and Resilient Technologies, LLC	1,000,000.00	Self Insurer Workers Compensation	State of Wisconsin Department of Industry, Labor & Human Relations	7/1/2003	7/1/2013	7/1/2014	Travelers Casualty and Surety Company of America
104127431	Polaris Sales, Inc.	5,000.00	Motor Vehicle Dealer	State of Nevada	11/11/2003	11/11/2013	11/11/2014	Travelers Casualty and Surety Company of America
105317144	Polaris Sales, Inc., a division of Polaris Industries, Inc.	25,000.00	Other License	State of Indiana	9/17/2009	9/17/2013	9/17/2014	Travelers Casualty and Surety Company of America
105366048	Polaris Sales Inc.	100,000.00	Motor Vehicle Dealer	Administrator of Motor Vehicles, State of Maryland	4/1/2010	4/1/2013	4/1/2014	Travelers Casualty and Surety Company of America
105366050	Polaris Industries Inc.	30,000.00	Motor Vehicle Dealer	State of Kansas	4/1/2010	4/1/2013	4/1/2014	Travelers Casualty and Surety Company of America
105366051	Polaris Sales, Inc.	50,000.00	Motor Vehicle Dealer	Commonwealth of Virginia	4/1/2010	4/1/2013	4/1/2014	Travelers Casualty and Surety Company of America
105366063	Polaris Sales Inc.	50,000.00	Motor Vehicle Dealer	State of North Carolina	6/14/2010	6/14/2013	6/14/2014	Travelers Casualty and Surety Company of America
105366077	Polaris Industries Inc.	100,000.00	Other License	Administrator of Motor Vehicles, State of Maryland	9/22/2010	9/22/2013	9/22/2014	Travelers Casualty and Surety Company of America
105383916	Polaris Sales, Inc.	1,000,000.00	Other License	Louisiana Secretary of the Department of Public Safety and Corrections	4/28/2010	12/31/2012	12/31/2013	Travelers Casualty and Surety Company of America
105383917	Polaris Industries Inc.	1,000,000.00	Other License	Louisiana Secretray of the Department of Public Safety and Corrections	4/28/2010	12/31/2012	12/31/2013	Travelers Casualty and Surety Company of America
105508652	Polaris Industries Inc.	50,000.00	Airlines Reporting Corporation	Airlines Reporting Corporation	1/7/2011	1/7/2013	1/7/2014	Travelers Casualty and Surety Company of America
105695451	Polaris Industries Inc.	5,000.00	Right of Way	United States of America	10/1/2012	10/1/2013	10/1/2014	Travelers Casualty and Surety Company of America
105741563	Polaris Sales Inc.	65,000.00	Other Miscellaneous	Commonwealth of Virginia	8/15/2013	8/15/2013	8/15/2014	Travelers Casualty and Surety Company of America
1058455154	Indian Motorcycle Company	25,000.00	Other Miscellaneous	Administrator of Motor Vehicles, State of Maryland	11/28/2012	11/28/2013	11/28/2014	Travelers Casualty and Surety Company of America
105845181	Indian Motorcycle Company	50,000.00	Motor Vehicle Dealer	State of Minnesota	1/22/2013	1/22/2013	1/22/2014	Travelers Casualty and Surety Company of America

1
Exhibit 4.4(b)

(3)  The following foreign currency hedge contracts.The fair value of these currency contacts as of September 30, 2013 is an asset of $436,452.21.

Canadian Dollar
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
2,500,000	PNC	forward	9/17/2012	1.025	10/31/2013	1.013	$2,532,158
2,500,000	PNC	option	9/17/2012	1.025	10/31/2013	1.013	$2,532,158
2,500,000	Bank of America	forward	12/6/2012	1.010	10/31/2013	1.000	$2,500,875
2,500,000	Bank of America	option	12/6/2012	1.010	10/31/2013	1.000	$2,500,875
2,500,000	Comerica	forward	6/6/2013	0.980	10/31/2013	0.975	$2,437,341
2,500,000	Comerica	option	6/6/2013	0.980	10/31/2013	0.975	$2,437,341
2,500,000	Wells Fargo	forward	8/8/2013	0.970	10/31/2013	0.968	$2,419,500
2,500,000	Wells Fargo	option	8/8/2013	0.970	10/31/2013	0.968	$2,419,500
2,500,000	Wells Fargo	forward	9/12/2013	0.970	10/31/2013	0.969	$2,422,250
2,500,000	Wells Fargo	option	9/12/2013	0.970	10/31/2013	0.969	$2,422,250
2,500,000	Wells Fargo	forward	9/18/2013	0.975	10/31/2013	0.974	$2,434,050
2,500,000	Wells Fargo	option	9/18/2013	0.975	10/31/2013	0.974	$2,434,050
3,500,000	Wells Fargo	forward	9/18/2013	0.980	10/31/2013	0.979	$3,424,750
3,500,000	Wells Fargo	option	9/18/2013	0.980	10/31/2013	0.979	$3,424,750
1,300,000	PNC	forward	9/17/2012	1.025	11/30/2013	1.012	$1,315,257
1,300,000	PNC	option	9/17/2012	1.025	11/30/2013	1.012	$1,315,257
1,300,000	Bank of America	forward	12/6/2012	1.010	11/30/2013	1.000	$1,299,350
1,300,000	Bank of America	option	12/6/2012	1.010	11/30/2013	1.000	$1,299,350
1,300,000	Comerica	forward	6/6/2013	0.980	11/6/2013	0.974	$1,266,059
1,300,000	Comerica	option	6/6/2013	0.980	11/6/2013	0.974	$1,266,059
1,300,000	Wells Fargo	forward	8/8/2013	0.970	11/30/2013	0.967	$1,256,970
1,300,000	Wells Fargo	option	8/8/2013	0.970	11/30/2013	0.967	$1,256,970
2,500,000	Wells Fargo	forward	9/12/2013	0.970	11/30/2013	0.968	$2,420,500
2,500,000	Wells Fargo	option	9/12/2013	0.970	11/30/2013	0.968	$2,420,500
2,500,000	Wells Fargo	forward	9/18/2013	0.975	11/30/2013	0.973	$2,432,125
2,500,000	Wells Fargo	option	9/18/2013	0.975	11/30/2013	0.973	$2,432,125
3,500,000	Wells Fargo	forward	9/18/2013	0.980	11/30/2013	0.978	$3,422,300
3,500,000	Wells Fargo	option	9/18/2013	0.980	11/30/2013	0.978	$3,422,300
1,500,000	PNC	forward	9/17/2012	1.025	12/31/2013	1.011	$1,515,917
1,500,000	PNC	option	9/17/2012	1.025	12/31/2013	1.011	$1,515,917
1,500,000	Bank of America	forward	12/6/2012	1.010	12/31/2013	0.999	$1,497,825
1,500,000	Bank of America	option	12/6/2012	1.010	12/31/2013	0.999	$1,497,825
1,500,000	Comerica	forward	6/6/2013	0.980	12/31/2013	0.973	$1,459,274

Canadian Dollar
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
1,500,000	Comerica	option	6/6/2013	0.980	12/31/2013	0.973	$1,459,274
1,500,000	Wells Fargo	forward	8/8/2013	0.970	12/31/2013	0.966	$1,449,150
1,500,000	Wells Fargo	option	8/8/2013	0.970	12/31/2013	0.966	$1,449,150
1,000,000	Wells Fargo	forward	9/12/2013	0.970	12/31/2013	0.967	$967,400
1,000,000	Wells Fargo	option	9/12/2013	0.970	12/31/2013	0.967	$967,400
1,000,000	Wells Fargo	forward	9/18/2013	0.975	12/31/2013	0.972	$972,200
1,000,000	Wells Fargo	option	9/18/2013	0.975	12/31/2013	0.972	$972,200
1,000,000	Wells Fargo	forward	9/18/2013	0.980	12/31/2013	0.977	$977,100
1,000,000	Wells Fargo	option	9/18/2013	0.980	12/31/2013	0.977	$977,100
800,000	US BANK	forward	8/15/2013	0.970	1/31/2014	0.966	$772,574
800,000	US BANK	option	8/15/2013	0.970	1/31/2014	0.966	$772,574
800,000	SANTANDER	forward	9/20/2013	0.980	1/31/2014	0.975	$780,080
800,000	SANTANDER	option	9/20/2013	0.980	1/31/2014	0.975	$780,080
900,000	US BANK	forward	8/15/2013	0.970	2/28/2014	0.965	$868,558
900,000	US BANK	option	8/15/2013	0.970	2/28/2014	0.965	$868,558
1,400,000	SANTANDER	forward	9/20/2013	0.980	2/28/2014	0.975	$1,364,580
1,400,000	SANTANDER	option	9/20/2013	0.980	2/28/2014	0.975	$1,364,580
1,100,000	US BANK	forward	8/15/2013	0.970	3/31/2014	0.964	$1,060,752
1,100,000	US BANK	option	8/15/2013	0.970	3/31/2014	0.964	$1,060,752
2,000,000	SANTANDER	forward	9/20/2013	0.980	3/31/2014	0.974	$1,948,200
2,000,000	SANTANDER	option	9/20/2013	0.980	3/31/2014	0.974	$1,948,200
1,900,000	US BANK	forward	8/15/2013	0.970	4/30/2014	0.964	$1,830,972
1,900,000	US BANK	option	8/15/2013	0.970	4/30/2014	0.964	$1,830,972
2,800,000	SANTANDER	forward	9/20/2013	0.980	4/30/2014	0.973	$2,724,960
2,800,000	SANTANDER	option	9/20/2013	0.980	4/30/2014	0.973	$2,724,960
2,000,000	US BANK	forward	8/15/2013	0.970	5/31/2014	0.963	$1,925,855
2,000,000	US BANK	option	8/15/2013	0.970	5/31/2014	0.963	$1,925,855
3,000,000	SANTANDER	forward	9/20/2013	0.980	5/31/2014	0.973	$2,917,500
3,000,000	SANTANDER	option	9/20/2013	0.980	5/31/2014	0.973	$2,917,500
1,500,000	US BANK	forward	8/15/2013	0.970	6/30/2014	0.962	$1,443,140
1,500,000	US BANK	option	8/15/2013	0.970	6/30/2014	0.962	$1,443,140
2,300,000	SANTANDER	forward	9/20/2013	0.980	6/30/2014	0.972	$2,234,910
2,300,000	SANTANDER	option	9/20/2013	0.980	6/30/2014	0.972	$2,234,910

Norwegian Kroner
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
4,300,000	FIFTH THIRD	forward	4/5/2013	0.175	10/31/2013	0.173	$745,273
2,000,000	FIFTH THIRD	forward	5/30/2013	0.171	10/31/2013	0.170	$339,443
2,500,000	FIFTH THIRD	forward	9/17/2013	0.170	10/31/2013	0.170	$423,959
4,400,000	FIFTH THIRD	forward	4/5/2013	0.175	11/30/2013	0.173	$761,812
2,500,000	FIFTH THIRD	forward	5/30/2013	0.171	11/30/2013	0.170	$423,837
2,500,000	FIFTH THIRD	forward	9/17/2013	0.170	11/30/2013	0.169	$423,492
4,200,000	FIFTH THIRD	forward	4/5/2013	0.175	12/31/2013	0.173	$726,304
2,000,000	FIFTH THIRD	forward	5/30/2013	0.171	12/31/2013	0.169	$338,667
2,500,000	FIFTH THIRD	forward	9/17/2013	0.170	12/31/2013	0.169	$422,955

Swedish Krona
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
1,700,000	FIFTH THIRD	forward	10/28/2011	0.150	10/31/2013	0.149	$252,597
1,700,000	FIFTH THIRD	forward	1/2/2013	0.155	10/31/2013	0.154	$261,217
1,000,000	FIFTH THIRD	forward	3/25/2013	0.155	10/31/2013	0.154	$154,033
1,000,000	FIFTH THIRD	forward	6/14/2013	0.155	10/31/2013	0.154	$154,178
4,600,000	FIFTH THIRD	forward	10/28/2011	0.150	11/29/2013	0.148	$683,080
4,600,000	FIFTH THIRD	forward	1/2/2013	0.155	11/29/2013	0.154	$706,117
6,000,000	FIFTH THIRD	forward	1/2/2013	0.155	12/31/2013	0.153	$920,457
2,000,000	FIFTH THIRD	forward	1/14/2013	0.155	12/31/2013	0.153	$306,960
3,500,000	FIFTH THIRD	forward	3/25/2013	0.155	12/31/2013	0.154	$538,370
4,000,000	FIFTH THIRD	forward	6/14/2013	0.155	12/31/2013	0.154	$615,479
5,500,000	FIFTH THIRD	forward	9/17/2012	0.155	1/31/2014	0.154	$848,490
7,000,000	FIFTH THIRD	forward	9/17/2012	0.155	2/28/2014	0.154	$1,079,148
3,500,000	FIFTH THIRD	forward	9/17/2012	0.155	3/29/2014	0.154	$539,167
4,000,000	FIFTH THIRD	forward	9/17/2012	0.155	4/30/2014	0.154	$615,612
1,500,000	FIFTH THIRD	forward	9/17/2012	0.155	5/31/2014	0.154	$230,684
2,000,000	FIFTH THIRD	forward	9/17/2012	0.155	6/28/2014	0.154	$307,357

Australian Dollar
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
275,000	US Bank	forward	9/17/2012	1.044	10/31/2013	1.009	$277,530
200,000	US Bank	forward	11/13/2012	1.041	10/31/2013	1.011	$202,240
250,000	US Bank	forward	2/8/2013	1.033	10/31/2013	1.013	$253,175
225,000	US Bank	forward	2/8/2013	1.033	10/31/2013	1.013	$227,858
200,000	US Bank	forward	2/8/2013	1.033	10/31/2013	1.013	$202,540
300,000	US Bank	forward	4/9/2013	1.050	10/31/2013	1.034	$310,050
275,000	US Bank	forward	9/17/2012	1.044	11/30/2013	1.007	$276,870
200,000	US Bank	forward	11/13/2012	1.041	11/30/2013	1.009	$201,760
200,000	US Bank	forward	2/8/2013	1.033	11/30/2013	1.011	$202,120
225,000	US Bank	forward	2/8/2013	1.033	11/30/2013	1.011	$227,385
200,000	US Bank	forward	2/8/2013	1.033	11/30/2013	1.011	$202,120
400,000	US Bank	forward	4/9/2013	1.050	11/30/2013	1.031	$412,480
300,000	US Bank	forward	9/17/2012	1.044	12/31/2013	1.004	$301,260
200,000	US Bank	forward	11/13/2012	1.041	12/31/2013	1.006	$201,220
200,000	US Bank	forward	2/8/2013	1.033	12/31/2013	1.008	$201,680
200,000	US Bank	forward	2/8/2013	1.033	12/31/2013	1.008	$201,680
200,000	US Bank	forward	2/8/2013	1.033	12/31/2013	1.008	$201,680
250,000	US Bank	forward	2/8/2013	1.033	12/31/2013	1.008	$252,100
300,000	US Bank	forward	4/9/2013	1.050	12/31/2013	1.029	$308,610

Mexican Peso
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
5,400,000	FIFTH THIRD	forward	6/18/2012	13.840	10/31/2013	14.395	$375,130
10,500,000	Bank of America	forward	5/29/2013	12.629	10/31/2013	12.781	$821,564
5,000,000	RBC	forward	6/11/2013	13.000	10/31/2013	13.155	$380,098
6,000,000	FIFTH THIRD	forward	8/19/2013	13.000	10/31/2013	13.072	$458,996
10,000,000	BANK OF THE WEST	forward	8/21/2013	13.243	10/31/2013	13.283	$752,870
5,400,000	FIFTH THIRD	forward	6/18/2012	13.840	11/30/2013	14.426	$374,324
9,500,000	Bank of America	forward	5/29/2013	12.629	11/30/2013	12.809	$741,654
4,500,000	RBC	forward	6/11/2013	13.000	11/30/2013	13.187	$341,250
6,000,000	FIFTH THIRD	forward	8/19/2013	13.000	11/30/2013	13.100	$458,015
9,000,000	BANK OF THE WEST	forward	8/21/2013	13.243	11/30/2013	13.318	$675,803
5,400,000	FIFTH THIRD	forward	6/18/2012	13.840	12/31/2013	14.464	$373,341

Mexican Peso
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
8,500,000	Bank of America	forward	5/29/2013	12.629	12/31/2013	12.843	$661,855
4,100,000	RBC	forward	6/11/2013	13.000	12/31/2013	13.222	$310,089
6,500,000	FIFTH THIRD	forward	8/19/2013	13.000	12/31/2013	13.129	$495,087
9,000,000	BANK OF THE WEST	forward	8/21/2013	13.243	12/31/2013	13.353	$674,031
7,700,000	FIFTH THIRD	forward	8/21/2013	13.250	1/31/2014	13.418	$573,877
7,700,000	FIFTH THIRD	forward	8/27/2013	13.350	1/31/2014	13.501	$570,315
7,500,000	FIFTH THIRD	forward	8/21/2013	13.250	2/28/2014	13.448	$557,704
7,500,000	FIFTH THIRD	forward	8/27/2013	13.350	2/28/2014	13.534	$554,176
8,000,000	FIFTH THIRD	forward	8/21/2013	13.250	3/31/2014	13.482	$593,384
8,000,000	FIFTH THIRD	forward	8/27/2013	13.350	3/31/2014	13.570	$589,527
9,000,000	FIFTH THIRD	forward	8/21/2013	13.250	4/29/2014	13.515	$665,927
9,000,000	FIFTH THIRD	forward	8/27/2013	13.350	4/29/2014	13.606	$661,483
9,100,000	FIFTH THIRD	forward	8/21/2013	13.250	5/31/2014	13.547	$671,735
9,100,000	FIFTH THIRD	forward	8/27/2013	13.350	5/31/2014	13.642	$667,082
9,100,000	FIFTH THIRD	forward	8/21/2013	13.250	6/30/2013	13.580	$670,103
9,100,000	FIFTH THIRD	forward	8/27/2013	13.350	6/30/2013	13.676	$665,380
7,000,000	FIFTH THIRD	forward	8/21/2013	13.250	7/29/2014	13.602	$514,649
7,000,000	FIFTH THIRD	forward	8/21/2013	13.250	8/30/2014	13.629	$513,611
7,000,000	FIFTH THIRD	forward	8/21/2013	13.250	9/30/2014	13.674	$511,939

Japanese Yen
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
25,000,000	Wells	forward	10/23/2012	80.000	10/31/2013	79.540	$314,307
25,000,000	Wells	option	10/23/2012	80.000	10/31/2013	79.540	$314,307
15,000,000	US BANK	forward	10/25/2012	80.220	10/31/2013	79.810	$187,946
15,000,000	US BANK	option	10/25/2012	80.220	10/31/2013	79.810	$187,946
25,000,000	BTMU	forward	11/21/2012	82.000	10/31/2013	81.550	$306,560
25,000,000	BTMU	option	11/21/2012	82.000	10/31/2013	81.550	$306,560
35,000,000	BTMU	forward	1/2/2013	87.080	10/31/2013	86.800	$403,226
35,000,000	BTMU	option	1/2/2013	87.080	10/31/2013	86.800	$403,226
95,000,000	Wells	forward	3/20/2013	95.400	10/31/2013	95.170	$998,214
95,000,000	Wells	option	3/20/2013	95.400	10/31/2013	95.170	$998,214
20,000,000	Wells	forward	10/23/2012	80.000	11/30/2013	79.500	$251,572

Japanese Yen
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
20,000,000	Wells	option	10/23/2012	80.000	11/30/2013	79.500	$251,572
15,000,000	US BANK	forward	10/25/2012	80.220	11/30/2013	79.760	$188,064
15,000,000	US BANK	option	10/25/2012	80.220	11/30/2013	79.760	$188,064
20,000,000	BTMU	forward	11/21/2012	82.000	11/30/2013	81.490	$245,429
20,000,000	BTMU	option	11/21/2012	82.000	11/30/2013	81.490	$245,429
30,000,000	BTMU	forward	1/2/2013	87.080	11/30/2013	86.770	$345,742
30,000,000	BTMU	option	1/2/2013	87.080	11/30/2013	86.770	$345,742
30,000,000	Wells	forward	3/20/2013	95.400	11/30/2013	95.130	$315,358
30,000,000	Wells	option	3/20/2013	95.400	11/30/2013	95.130	$315,358
15,000,000	Wells	forward	10/23/2012	80.000	12/31/2013	79.460	$188,774
15,000,000	Wells	option	10/23/2012	80.000	12/31/2013	79.460	$188,774
10,000,000	US BANK	forward	10/25/2012	80.220	12/31/2013	79.700	$125,471
10,000,000	US BANK	option	10/25/2012	80.220	12/31/2013	79.700	$125,471
15,000,000	BTMU	forward	11/21/2012	82.000	12/31/2013	81.440	$184,185
15,000,000	BTMU	option	11/21/2012	82.000	12/31/2013	81.440	$184,185
25,000,000	BTMU	forward	1/2/2013	87.080	12/31/2013	86.740	$288,218
25,000,000	BTMU	option	1/2/2013	87.080	12/31/2013	86.740	$288,218
30,000,000	BTMU	forward	5/31/2014	101.000	1/31/2014	100.800	$297,619
30,000,000	BTMU	option	5/31/2014	101.000	1/31/2014	100.800	$297,619
35,000,000	BTMU	forward	8/23/2014	99.000	1/31/2014	98.880	$353,964
35,000,000	BTMU	option	8/23/2014	99.000	1/31/2014	98.880	$353,964
40,000,000	BTMU	forward	5/31/2014	101.000	2/28/2014	100.750	$397,022
40,000,000	BTMU	option	5/31/2014	101.000	2/28/2014	100.750	$397,022
45,000,000	BTMU	forward	8/23/2014	99.000	2/28/2014	98.860	$455,189
45,000,000	BTMU	option	8/23/2014	99.000	2/28/2014	98.860	$455,189
65,000,000	BTMU	forward	5/31/2014	101.000	3/31/2014	100.700	$645,482
65,000,000	BTMU	option	5/31/2014	101.000	3/31/2014	100.700	$645,482
50,000,000	BTMU	forward	8/23/2014	99.000	3/31/2014	98.820	$505,970
50,000,000	BTMU	option	8/23/2014	99.000	3/31/2014	98.820	$505,970
30,000,000	Wells	forward	5/31/2014	101.000	4/30/2014	100.640	$298,092
30,000,000	Wells	option	5/31/2014	101.000	4/30/2014	100.640	$298,092
35,000,000	BTMU	forward	5/31/2014	99.000	4/30/2014	98.790	$354,287

Japanese Yen
Amount	Bank	Type	Contract Date	Spot Rate	Settlement Date	Contract Rate	US $$ Amount
35,000,000	BTMU	option	5/31/2014	99.000	4/30/2014	98.790	$354,287
40,000,000	Wells	forward	5/31/2014	101.000	5/31/2014	100.600	$397,614
40,000,000	Wells	option	5/31/2014	101.000	5/31/2014	100.600	$397,614
45,000,000	BTMU	forward	5/31/2014	99.000	5/31/2014	98.750	$455,696
45,000,000	BTMU	option	5/31/2014	99.000	5/31/2014	98.750	$455,696
65,000,000	Wells	forward	5/31/2014	101.000	6/30/2014	100.550	$646,445
65,000,000	Wells	option	5/31/2014	101.000	6/30/2014	100.550	$646,445
50,000,000	BTMU	forward	5/31/2014	99.000	6/30/2014	98.690	$506,637
50,000,000	BTMU	option	5/31/2014	99.000	6/30/2014	98.690	$506,637
50,000,000	BTMU	forward	8/23/2014	99.000	7/31/2014	98.640	$506,894
50,000,000	BTMU	option	8/23/2014	99.000	7/31/2014	98.640	$506,894
45,000,000	BTMU	forward	8/23/2014	99.000	8/31/2014	98.580	$456,482
45,000,000	BTMU	option	8/23/2014	99.000	8/31/2014	98.580	$456,482
40,000,000	BTMU	forward	8/23/2014	99.000	9/30/2014	98.510	$406,050
40,000,000	BTMU	option	8/23/2014	99.000	9/30/2014	98.510	$406,050
40,000,000	BTMU	forward	8/23/2014	99.000	10/31/2014	98.440	$406,339
40,000,000	BTMU	option	8/23/2014	99.000	10/31/2014	98.440	$406,339
30,000,000	BTMU	forward	8/23/2014	99.000	11/30/2014	98.370	$304,971
30,000,000	BTMU	option	8/23/2014	99.000	11/30/2014	98.370	$304,971
20,000,000	BTMU	forward	8/23/2014	99.000	12/31/2014	98.280	$203,500
20,000,000	BTMU	option	8/23/2014	99.000	12/31/2014	98.280	$203,500

(4)  The below diesel hedge contracts.
The fair value of these diesel contracts as of September 30, 2013 is an asset of $9,164.30.

Time Period	Trade Date	Swap Start date	Swap End Date	Bank	Gallons Hedged
10/1/13	12/12/12	10/1/13	10/31/2010	Wells Fargo	50,000
10/1/13	3/20/13	10/1/13	10/31/2010	Wells Fargo	125,000
10/1/13	5/30/13	10/1/13	10/31/2010	Wells Fargo	125,000
11/1/13	12/12/12	11/1/13	10/31/2010	Wells Fargo	40,000
11/1/13	3/20/13	11/1/13	11/30/2010	Wells Fargo	100,000
11/1/13	5/30/13	11/1/13	11/30/2010	Wells Fargo	110,000
12/1/13	12/12/12	12/1/13	11/30/2010	Wells Fargo	30,000
12/1/13	3/20/13	12/1/13	11/30/2010	Wells Fargo	60,000
12/1/13	5/30/13	12/1/13	12/31/2010	Wells Fargo	65,000

(5)  The below aluminum hedge contracts.
The fair value of these diesel contracts as of September 30, 2013 is a liability of $87,268.64.

Month	Hedged Metric Tonnes	Bank	Contract Date	Settlement Date	Contract Rate (LB.)	Contract Amount
10/1/13	2,487	Royal Bank of Canada	3/6/13	10/31/13	0.85	$936,965
11/1/13	1,808	Royal Bank of Canada	3/6/13	11/30/13	0.85	$693,354
12/1/13	1,140	Royal Bank of Canada	3/6/13	12/31/13	0.85	$421,634

(6)	Outstanding Balance (9/30/13)	$1,486,175.20
	Letter Type	Irrevocable Documentary Commercial Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	ASAHI DENSO COMPANY LTD.
	Applicant	POLARIS INDUSTRIES INC.
	Letter of Credit #	ILCMSP005091
	Issue Date	11/29/2012
	Expiry Date	4/21/2014

(7)	Outstanding Balance (9/30/13)	$2,912,916.02
	Letter Type	Irrevocable Documentary Commercial Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	D.NAGATA CO., LTD
	Applicant	POLARIS INDUSTRIES INC.
	Letter of Credit #	ILCMSP005224
	Issue Date	12/20/2012
	Expiry Date	3/31/2014

(8)	Outstanding Balance (9/30/13)	$395,000.00
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	CITY OF SPIRIT LAKE
	Applicant	POLARIS INDUSTRIES INC
	Letter of Credit #	SLCMMSP06922
	Issue Date	6/20/2013
	Expiry Date	6/20/2014

(9)	Outstanding Balance (9/30/13)	$487,905.60
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	BANK OF AMERICA
	Applicant	POLARIS SALES EUROPE SARL
	Letter of Credit #	SLCMMSP06893
	Issue Date	5/15/2013
	Expiry Date	5/13/2014

(10)	Outstanding Balance (9/30/13)	$16,521.00
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	STATE BANK OF INDIA
	Applicant	POLARIS INDIA PVT LTD.
	Letter of Credit #	SLCMMSP06877
	Issue Date	4/19/2013
	Expiry Date	1/31/2014

(11)	Outstanding Balance (9/30/13)	$867,482.00
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	CITY OF WYOMING
	Applicant	POLARIS INDUSTRIES INC
	Letter of Credit #	SLCMMSP06765
	Issue Date	12/13/2012
	Expiry Date	12/13/2013

(12)	Outstanding Balance (9/30/13)	$697,008.00
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	BANK OF AMERICA
	Applicant	POLARIS SALES EUROPE SARL
	Letter of Credit #	SLCMMSP06759
	Issue Date	12/6/2012
	Expiry Date	12/6/2014

(13)	Outstanding Balance (9/30/13)	$1,679.20
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	BANK OF AMERICA, NEW DELHI
	Applicant	POLARIS INDIA PVT LTD
	Letter of Credit #	SLCMMSP06676
	Issue Date	9/13/2012
	Expiry Date	9/13/2014

(14)	Outstanding Balance (9/30/13)	$1,679.20
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	BANK OF AMERICA, NEW DELHI
	Applicant	POLARIS INDIA PVT LTD
	Letter of Credit #	SLCMMSP06675
	Issue Date	9/13/2012
	Expiry Date	9/13/2014

(15)	Outstanding Balance (9/30/13)	$6,625,000.00
	Letter Type	Standby Letter of Credit
	Issuing Bank	US Bank
	Beneficiary	STATE OF MINNESOTA
	Applicant	POLARIS INDUSTRIES INC
	Letter of Credit #	SLCMMSP02362
	Issue Date	11/27/2002
	Expiry Date	12/2/2014

(16)	Outstanding Balance (9/30/13)	$550,000.00
	Letter Type	Letter of Credit
	Issuing Bank	Bank of America
	Beneficiary	Old Republic Insurance Company
	Applicant	POLARIS INDUSTRIES INC
	Letter of Credit #	03101102
Issue Date
Expiry Date

(17)	Outstanding Balance (9/30/13)	$130,836.14
	Letter Type	Letter of Credit
	Issuing Bank	Bank of America
	Beneficiary	Bank of America
	Applicant	POLARIS INDUSTRIES INC
	Letter of Credit #	03115015
Issue Date
Expiry Date

(18)	Outstanding Balance (9/30/13)	$193,915.05
	Letter Type	Letter of Credit
	Issuing Bank	Bank of America
	Beneficiary	Bank of America
	Applicant	POLARIS INDUSTRIES INC
	Letter of Credit #	03118993
Issue Date
Expiry Date

(19)	Reference is made to the Credit Agreement. As disclosed in Schedule 5.4(a), certain Subsidiaries of the Company guaranteed the Company's obligations under the Credit Agreement.

Section 5.15(c)

Reference is made to the Credit Agreement.  As disclosed in Schedule 5.4(a), certain Subsidiaries of the Company guaranteed the Company's obligations under the Credit Agreement.

Note:  The foregoing data is as of September 30, 2013.  The only material change since September 30, 2013 is that the outstanding principal balance on the Credit Agreement as of December 19, 2013 is $280,000,000.

Schedule 10.4 to Supplement

LIENS

	Debtor	Secured Party	Filing Office and Date	UCC File No.	Collateral Description
Polaris Industries Inc. [MN]
1.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on November 13, 2008	200813878778	Equipment
2.	Polaris Industries Inc.	Data Sales Company	Minnesota Secretary of State on December 29, 2008	200814359472	Leased equipment
3.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on February 6, 2009	200914863775	Leased equipment
4.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on February 19, 2009	200915030244	Leased equipment
5.	Polaris Industries	Ikon Financial Svcs	Minnesota Secretary of State on March 31, 2009	200915528532	Leased equipment and accessories
6.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on May 4, 2009	200915962168	Leased equipment
7.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on June 8, 2009	200916343265	Leased equipment
8.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on September 17, 2009	200917418814	Leased equipment
9.	Polaris Industries, Inc.	TCF Equipment Finance, Inc.	Minnesota Secretary of State on November 5, 2009 Amendment filed 4-15-10 to add additional collateral	200917950293	Leased equipment and accessories
10.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on March 5, 2010	201019377886	Leased equipment
11.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on March 22, 2010	201019577751	Leased equipment
12.	Polaris Industries Inc.	Chemetall US Inc	Minnesota Secretary of State on April 16, 2010	201019900318	Consignment inventory and proceeds
13.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on May 7, 2010	201020166074	Leased equipment
14.	Polaris Industries Inc.	Cisco Systems Capital Corporation	Minnesota Secretary of State on July 28, 2010	201021017865	Leased equipment
15.	Polaris Industries Inc.	Data Sales Company	Minnesota Secretary of State on August 17, 2010	201021204222	Leased equipment
16.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on November 29, 2010	201022269727	Leased equipment
17.	Polaris Industries, Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on December 31, 2010	201022636738	Equipment
18.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on February 7, 2011	201123070471	Equipment
19.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on February 16, 2011	201123183384	Equipment

	Debtor	Secured Party	Filing Office and Date	UCC File No.	Collateral Description
20.	Polaris Industries, Inc.	Data Sales Company	Minnesota Secretary of State on May 6, 2011	201124168439	Equipment
21.	Polaris Industries, Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on May 20, 2011	201124335664	Equipment
22.	Polaris Industries, Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on May 20, 2011	201124335690	Equipment
23.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on June 9, 2011	201124541515	Equipment
24.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on August 25, 2011	201125338440	Equipment
25.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on October 19, 2011	201125914490	Equipment
26.	Polaris Industries, Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on December 9, 2011	201126445447	Equipment
27.	Polaris Industries, Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on March 21, 2012	201227635504	Equipment
28.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on April 2, 2012	201227783066	Equipment
29.	Polaris Industries, Inc.	Toyota Motor Credit Corporation and Power-Lift Inc.	Minnesota Secretary of State on April 25, 2012	201228072536	Equipment
30.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on May 7, 2012	201228218560	Equipment
31.	Polaris Industries, Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on August 8, 2012	201229206818	Equipment
32.	Polaris Industries, Inc.	Wells Fargo Bank, N.A.	Minnesota Secretary of State on August 9, 2012	201229217572	Equipment
33.	Polaris Industries, Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on October 26, 2012	201230033250	Equipment
34.	Polaris Industries, Inc.	BLM Group USA Corporation	Minnesota Secretary of State on October 29, 2012	201230049248	Equipment
35.	Polaris Industries, Inc.	HS Die & Engineering Inc.	Minnesota Secretary of State on April 5, 2013	201331860499	Equipment
36.	Polaris Industries, Inc.	IKON Financial Svcs	Minnesota Secretary of State on June 21, 2013	201332832086	Equipment
37.	Polaris Industries, Inc.	Die-Tech and Engineering, Inc.	Minnesota Secretary of State on June 24, 2013	201332864862	Equipment
38.	Polaris Industries, Inc.	IKON Financial Svcs	Minnesota Secretary of State on June 30, 2013	201332941719	Equipment
39.	Polaris Industries, Inc.	IKON Financial Svcs	Minnesota Secretary of State on August 28, 2013	201333603933	Equipment

Debtor	Secured Party	Filing Office and Date	UCC File No.	Collateral Description

Polaris Sales Inc.
40.	Polaris Sales Inc.	US Bank Nationa Association as Collateral Agent	Minnesota Secretary of State on September 29, 2011 Amendment filed 10-29-12	201125685595	Ownership interest in Polaris Sales Australia Pty Ltd. and Polaris Industries Holdco LP
Polaris Industries Inc. [DE]
41.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on August 11, 2011	20113118422	Equipment
42.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on August 22, 2011	20113248666	Equipment
43.	Polaris Industries Inc.	U.S. Bank National Association	Delaware Secretary of State on September 29, 2011	20113736017	Ownership interest in Polaris Industries Ltd. [Canada]
44.	Polaris Industries Inc.	Marco, Inc.	Delaware Secretary of State on October 31, 2011	20114202225	Equipment
45.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on November 4, 2011	20114260090	Equipment
46.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on January 10, 2012	20120104242	Equipment
47.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 4, 2012	20123838218	Equipment
48.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on October 23, 2012	20124088417	Equipment
49.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on November 7, 2012	20124302164	Equipment
50.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on December 27, 2012	20125066867	Equipment
51.	Polaris Industries Inc.	H.S. Die & Engineering Inc.	Delaware Secretary of State on January 15, 2013	20130192220	Equipment
52.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on January 18, 2013	20130253626	Equipment
53.	Polaris Industries Inc.	Toyota Motor Corporation and Power-Lift, Inc.	Delaware Secretary of State on March 15, 2013	20131004077	Equipment
54.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on May 1, 2013	20131654392	Equipment
55.	Polaris Industries Inc.	Wells Fargo Bank, N.A.	Delaware Secretary of State on July 18, 2013	20132774850	Equipment
Teton Outfitters, LLC
56.	Teton Outfitters, LLC	GreatAmerica Leasing Corporation	Idaho Secretary of State on September 21, 2010	B2010-1083934-5	Equipment
57.	Teton Outfitters, LLC	Encore Leasing Group, LLC	Idaho Secretary of State on April 14, 2011	B2011-1091562-8	Equipment
58.	Teton Outfitters, LLC	U.S. Bank Equipment Finance	Idaho Secretary of State on August 19, 2013	B2013-1128106-3	Equipment

Debtor	Secured Party	Filing Office and Date	UCC File No.	Collateral Description

NOTE: Polaris Industries Inc. [MN] has filed two patent infringement civil suits in the U.S. District Court of Minnesota (1) against CFMOTO Powersports, Inc. et al. (Case No. 10-CV-04362) and (2) against BRP US Inc. et al. (Case No. 12-CV-01405).

NOTE: A lien search under the name Polaris Acceptance Inc. revealed a UCC financing statement filed with the Minnesota Secretary of State (200614246404, filed November 9, 2006), however, the Debtor is Acceptance Partnership.

NOTE: A federal and state tax lien search under the name of Polaris Sales Inc. revealed three federal tax lien filings with the Minnesota Secretary of State, however, the tax lien documents name the taxpayer as “Fish Lake Small Engine Repairs and, a Corporation Polaris Sales Inc.” and list the tax identification number as 41-1857252 with a residence address of Rte 3, Box 310, Fergus Falls, MN 56537-9468. The tax identification number for Polaris Sales Inc. is 41-1921490 and there is no affiliation with the other taxpayer. Polaris has notified the IRS of these filing errors.

Exhibit 1 to
Supplement

FORM OF SERIES 2013 NOTE

POLARIS INDUSTRIES INC.

3.13% SENIOR NOTE, SERIES 2013
 DUE December 21, 2020

No. R-[_____] December 19, 2013
$[_______] PPN: 731068 A#9

FOR VALUE RECEIVED, the undersigned, POLARIS INDUSTRIES INC., a Minnesota corporation (the “Company”), promises to pay to [         ], or registered assigns, the principal sum of $[              ] (or so much thereof as shall not have been prepaid) on December 21, 2020, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 3.13% per annum from the date hereof, payable semiannually, on June 19 and December 19, in each year, commencing with the June 19 or December 19 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.13% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A., or its successor, from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Master Note Purchase Agreement dated as of December 13, 2010, as amended pursuant to a First Amendment to Master Note Purchase Agreement dated as of August 18, 2011 and as supplemented pursuant to a First Supplement to Master Note Purchase Agreement dated as of December 19, 2013 (as from time to time amended and supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits and subject to the terms thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note has been registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Subsidiary Guaranty dated as of May 2, 2011 of the Subsidiary Guarantors, as amended or supplemented from time to time.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

POLARIS INDUSTRIES INC.

By:
Name:
Title: